                                                                                                     Execution Copy

                                                                       Barclay Capital
                                                                       5 The North Colonnade
                                                                       Canary Wharf
                                                                       London E14 4BB

                                                                       Tel +44 (0)20 7623 2323

To:               RAMP Series 2006-RZ4 Trust, acting through JPMorgan Chase Bank, N.A. not in its individual capacity but solely as trustee for the benefit of RAMP Series 2006-RZ4 Trust (the
                  "Counterparty" or "PARTY B")
Address:          600 Travis, 9th Floor
                  Houston, TX  77002
Attn:             Joanne Murray
Tel:              (713) 216-2117
Fax               (713) 216-4880
From:             BARCLAYS BANK PLC (LONDON HEAD OFFICE) ("Barclays" or "Party A")
Date:             September 25, 2006
Reference #:      1378375B

                                           INTEREST RATE CAP TRANSACTION

The purpose of this  facsimile  (this  "Confirmation")  is to confirm the terms and  conditions of the  Transaction entered into between us on the Trade Date specified below (the "Transaction").

The definitions and provisions contained in the 2000 ISDA Definitions (the "2000 Definitions"), as published by the International Swaps and Derivatives Association, Inc. ("ISDA") are incorporated into this Confirmation.  In the event of any inconsistency between the 2000 Definitions and this Confirmation, this Confirmation will govern for the purposes of the Transaction.  References herein to a "Transaction" shall be deemed to be references to a
"Swap Transaction" for the purposes of the 2000 Definitions, and any reference to a "Swap Transaction" in the 2000
Definitions is deemed to be a reference to a "Transaction" herein.

Capitalized  terms used in this  Confirmation and not defined in this  Confirmation or the 2000 Definitions shall have the  respective  meaning  assigned in the  Agreement.  Each party  hereto  agrees to make payment to the other party hereto in accordance with the provisions of this  Confirmation  and of the Agreement.  In this  Confirmation,
"Party A" means Barclays and "Party B" means the Counterparty.

1.       This Confirmation evidences a complete and binding agreement between you and us as to the terms of the
Swap Transaction to which this Confirmation relates.  This Confirmation (including the schedule hereto) will constitute a Confirmation that supplements, forms a part of, and is subject to, an agreement (the "Agreement") in the form of the 1992 Multicurrency - Cross Border Master Agreement in the form published by the International
Swaps and Derivatives Association, Inc. (the "ISDA Form"), as if on the Trade Date we had executed an agreement
in such form, but without any Schedule except for the elections  set forth in Section 4 herein.   For the
avoidance of doubt, the Transaction described herein shall be the sole Transaction governed by such ISDA Form.
Each term capitalized but not defined herein or in the 2000 Definitions shall have the meaning assigned thereto in the pooling and servicing agreement dated as of dated as of September 1, 2006, among Residential Asset
Mortgage Products, Inc. (the "Depositor"), Residential Funding Corporation (the "Master Servicer") and JPMorgan
Chase Bank, N.A.(the "Trustee") (the "Pooling Agreement").

         References  in  this  Confirmation  to  "Cap  Transaction"  will  be  deemed  to be  references  to  "Swap
Transaction"  for purposes of interpreting  the  Definitions;  references in the Definitions to "Swap  Transaction"
will be deemed to be  references  to "Cap  Transaction"  for purposes of  interpreting  this  Confirmation.  In the event of any inconsistency  between the provisions of the ISDA Form and this  Confirmation,  this Confirmation will prevail for purposes of this Swap Transaction.

The terms of the particular Transaction to which this Confirmation relates are as follows:

2. TRADE DETAILS

NOTIONAL AMOUNT:                                        With  respect  to  any  distribution   date,  the
                                                        lesser of (1) the Certificate  Principal  Balance
                                                        of the  Certificates  immediately  prior  to that
                                                        distribution  date and (2) the  amount  set forth
                                                        on   Schedule   A   attached   hereto   for  such
                                                        distribution date.
TRADE DATE:                                             September 21, 2006
EFFECTIVE DATE:                                         September 25, 2006
TERMINATION DATE:                                       February  25,  2012  subject  to   adjustment  in
                                                        accordance   with  the  Following   Business  Day
                                                        Convention.

ADMINISTRATIVE FEE:

         Administrative Fee Payer:                      Counterparty
         Administrative Fee Payment Date:               September 25, 2006
         Administrative Fee Amount:                     USD 20,000
FIXED AMOUNTS:
         Fixed Rate Payer:                              Counterparty

         Fixed Rate Payer Payment Date:                 September 25, 2006
         Fixed Amount:                                  USD 4,500,000
FLOATING AMOUNTS:
         Floating Rate Payer:                           Barclays

         Cap Rate:                                      5.33%

         Floating Rate Payer Period End Date(s):        The 25th of each  month in each  year  from  (and
                                                        including)  October 25,  2006 to (and  including)
                                                        the  Termination  Date;  subject to adjustment in
                                                        accordance   with  the  Following   Business  Day
                                                        convention.

         Early Payment:                                 Two Business Days

         Floating Rate for the Initial Calculation      5.33%
         Period:

Floating Rate Option:                                   USD-LIBOR-BBA

         Floating Rate Day Count Fraction:              Actual / 360

         Designated Maturity:                           1 Month

         Reset Dates:                                   The first calendar day of the Calculation Period

         Compounding:                                   Inapplicable

BUSINESS DAYS:                                          New York

CALCULATION AGENT:                                      Barclays

3.  ACCOUNT DETAILS

Payments to Barclays:                                   Correspondent: BARCLAYS BANK PLC NEW YORK
                                                        FEED: 026002574
                                                        Beneficiary:  BARCLAYS SWAPS
                                                        Beneficiary Account: 050-01922-8

Payments to Counterparty:                               JPMorgan Chase Bank, National Association
                                                        ABA No:  021000021
                                                        Acct No:  00103407232
                                                                         (Texas Structured Finance)
                                                        Ref:  RAMP Series 2006-RZ4
                                                        Atten:  Joanne M. Murray

4.  PROVISIONS DEEMED INCORPORATED INTO THIS AGREEMENT:

The following provisions i) through vii) are incorporated into this Agreement:

i)       The  parties  agree  that  subparagraph  (ii) of  Section  2(c) of the  ISDA  Form  Master  Agreement  will apply to this Transaction.

ii)      Termination Provisions. For purposes of this Agreement:

(a)      "Specified Entity" means in relation to Party A for the purpose of the Agreement:

                  Section 5(a)(v): None;
                  Section 5(a)(vi): None;
                  Section 5(a)(vii): None;
                  Section 5(b)(iv):  None;

                  and in relation to Party B for the purpose of this Agreement:

                  Section 5(a)(v): None;
                  Section 5(a)(vi): None;
                  Section 5(a)(vii): None;
                  Section 5(b)(iv):  None.

(b)      "Specified Transaction" will be inapplicable to Party A or to Party B for any purpose.

(c)      The "Breach of Agreement"  provisions of Section  5(a)(ii) of the Agreement will be  inapplicable to Party
                      A and Party B.

(d)      The "Credit  Support  Default"  provisions of Section  5(a)(iii) of the Agreement will be  inapplicable to
                      Party B.

(e)      The  "Misrepresentation"  provisions of Section  5(a)(iv) of the Agreement will be inapplicable to Party A and Party B.

(f)      The  "Default  Under  Specified  Transaction"  provisions  of  Section  5(a)(v) of the  Agreement  will be inapplicable to Party A and Party B.

(g)      The "Cross  Default"  provisions of Section  5(a)(vi) of the Agreement will be inapplicable to Party A and
                      Party B.

(h)      The "Bankruptcy" provision of Section 5(a)(vii)(2) will be inapplicable to Party B.

(i)      The "Merger Without Assumption" provision of Section 5(a)(viii) will be inapplicable to Party B.

(j)      The "Credit Event Upon Merger"  provisions of Section  5(b)(iv) of the Agreement will be  inapplicable  to
                      Party A and Party B.

(k)      The  "Automatic  Early  Termination"  provision of Section 6(a) of the Agreement will be  inapplicable  to
                      Party A and Party B.

(l)      Payments on Early Termination.  For the purpose of Section 6(e) of the Transferred Agreement:

(i)      Market Quotation will apply.
(ii)     The Second Method will apply.

(m)      "Termination Currency" means United States Dollars.

iii)     Tax Representations.

         Payer Tax  Representations.  FOR THE PURPOSE OF SECTION 3(E), EACH OF BARCLAYS AND THE COUNTERPARTY  MAKES
         THE FOLLOWING REPRESENTATION:

                  It is  not  required  by  any  applicable  law,  as  modified  by the  practice  of any  relevant
                  governmental  revenue  authority,   of  any  Relevant  Jurisdiction  to  make  any  deduction  or withholding  for or on account of any Tax from any payment  (other than  interest  under  Section
                  2(e),  6(d)(ii)  or 6(e) of this  Agreement)  to be made  by it to the  other  party  under  this
                  Agreement.   In  making  this   representation,   it  may  rely  on:  (i)  the  accuracy  of  any
                  representation  made by the other party  pursuant  to Section  3(f) of this  Agreement;  (ii) the satisfaction  of the  agreement of the other party  contained in Section  4(a)(i) or 4(a)(iii) of this  Agreement and the accuracy and  effectiveness  of any document  provided by the other party pursuant to Section  4(a)(i) or 4(a)(iii) of this  Agreement;  and (iii) the  satisfaction of the agreement  of the other party  contained  in Section  4(d) of this  Agreement,  provided  that it shall not be a breach of this  representation  where  reliance  is placed on clause  (ii) and the other party does not deliver a form or document  under  Section  4(a)(iii)  by reason of material prejudice to its legal or commercial position.

         Barclays  Payee Tax  Representations.  FOR THE  PURPOSE  OF SECTION  3(F),  BARCLAYS  MAKES THE  FOLLOWING
         REPRESENTATIONS:

                  With respect to payments  made to Barclays  which are not  effectively  connected to the U.S.: It is a non-U.S. branch of a foreign person for U.S. federal income tax purposes.

                  With respect to payments  made to Barclays  which are  effectively  connected  to the U.S.:  Each payment  received or to be received by it in connection  with this  Agreement will be effectively connected with its conduct of a trade or business in the U.S.

         Counterparty  Payee  Tax  Representations.  FOR THE  PURPOSE  OF  SECTION  3(F),  COUNTERPARTY  MAKES  THE
         FOLLOWING REPRESENTATION:

                  Counterparty  represents  that it is a "United  States person" as such term is defined in Section
                  7701(a)(30) of the Internal Revenue Code of 1986, as amended.

iv)      Documents to be Delivered.  For the purpose of Section 4(a):

         (a) Tax forms, documents or certificates to be delivered are:

PARTY REQUIRED TO DELIVER DOCUMENT    FORM/DOCUMENT/CERTIFICATE            DATE BY WHICH TO BE DELIVERED
Barclays and Counterparty             Any    document    required   or     Promptly  after the earlier of
                                      reasonably  requested  to  allow     (i)   reasonable   demand   by
                                      the   other    party   to   make     either  party  or (ii)  within
                                      payments  under  this  Agreement     30 days of the Transfer Date.
                                      without   any    deduction    or
                                      withholding   for   or  on   the
                                      account  of any Tax or with such
                                      deduction  or  withholding  at a
                                      reduced rate.

(b)      Other Documents to be delivered are:

PARTY REQUIRED TO         FORM/DOCUMENT/CERTIFICATE            DATE BY WHICH TO BE   COVERED BY SECTION
DELIVER DOCUMENT                                               DELIVERED             3(D) REPRESENTATION
Counterparty              An opinion of Counterparty's         Closing Date          Yes
                          Counsel addressed to Barclays in
                          form and substance reasonably
                          acceptable to Barclays.

Barclays and the          Any documents required or            Closing Date          Yes
Counterparty              reasonably requested by the
                          receiving party to evidence
                          authority of the delivering
                          party or its Credit Support
                          Provider, if any, to execute and
                          deliver this Agreement, any
                          Confirmation, and any Credit
                          Support Documents to which it is
                          a party, and to evidence the
                          authority of the delivering
                          party to its Credit Support
                          Provider to perform its
                          obligations under this
                          Agreement, such Confirmation
                          and/or Credit Support Document,
                          as the case may be.

Barclays and the          A certificate of an authorized       Closing Date          Yes
Counterparty              officer of the party, as to the
                          incumbency and authority of the
                          respective officers of the party
                          signing this agreement, any
                          relevant Credit Support Document,
                          or any Confirmation, as the case
                          may be.

v)       Miscellaneous.

         (a)      Address for Notices:  For the purposes of Section 12(a) of this Agreement:

         Address for notices or communications to Barclays:

         Address: 5 The North Colonnade
                           Canary Wharf
                           E14 4BB
         Facsimile:        44(20) 77736461
         Phone:            44(20) 77736810

         Address for notices or communications to the Counterparty:

                           Address: 600 Travis, 9th Floor
                                            Houston, TX  77002
                           Attn:            Joanne Murray
         Tel:              (713) 216-2117
         Fax               (713) 216-4880  (b)       Process Agent.  For the purpose of Section 13(c):

                  Barclays appoints as its Process Agent:  Not Applicable.

                  Counterparty appoints as its Process Agent:  Not Applicable.

         (c)      Offices.  The provisions of Section 10(a) will apply to this Agreement.

         (d)      Multibranch Party.  For the purpose of Section 10(c) of this Agreement:

                  Barclays is a Multibranch Party and may act through its London and New York offices.

                  Counterparty is not a Multibranch Party.

         (e)      Calculation  Agent. The Calculation  Agent is Barclays,  provided,  however,  that if an Event of
                  Default  shall have  occurred  with respect to Barclays,  Party B shall have the right to appoint as Calculation Agent a third party,  reasonably acceptable to Barclays,  the cost for which shall be borne by Barclays..

         (f)      Credit Support  Document.  Not applicable for the  Counterparty or Barclays,  provided,  however, in the  event  that  Barclays  posts  collateral  under a  Credit  Support  Annex or  provides  a guarantee  or other  contingent  agreement  pursuant to Part 4(vii)  below,  such Credit  Support
                  Annex or guarantee or other contingent agreement..

         (g)      Credit  Support  Provider.  With  respect  to  Barclays:  Not  Applicable,  or in the event  that
                  Barclays provides a guarantee or other contingent  agreement  pursuant to Part 4(vii) below, such guarantor or other provider of credit support..
                                                 With respect to Counterparty:  Not Applicable.

         (h)      Governing  Law. This  Agreement  shall be governed by, and construed in accordance  with the laws of the State of New York (without  reference to choice of law doctrine  except Section 5-1401 and
                  Section 5-1402 of the New York General Obligation Law).

         (i)      Consent to Recording.  Each party hereto  consents and agrees the  monitoring  or  recording,  at any  time and  from  time to time,  by the  other  party  of any and all  communications  between officers  or  employees  of the  parties,  waives  any  further  notice  of  such  monitoring  or recording, and agrees to notify its officers and employees of such monitoring or recording.

(j)      Waiver of Jury Trial.  To the extent  permitted by applicable law, each party  irrevocably  waives any and all  right to trial by jury in any legal  proceeding  in  connection  with  this  Agreement,  any
                  Credit  Support  Document  to  which  it  is  a  Party,  or  any  Transaction.  Each  party  also acknowledges  that this waiver is a material  inducement to the other party's  entering into this
                  Agreement.

vi)          Additional Representations:

                  Each party  represents  to the other party that (absent a written  agreement  between the parties that expressly imposes affirmative obligations to the contrary):-

(A)      NON-RELIANCE.  It is acting for its own account,  and it has made its own  independent  decisions to enter into the  Transaction  and as to whether the Transaction is appropriate or proper based upon its own judgment and upon advice from such  advisers as it has deemed  necessary.  It is not relying on any  communication  (written or oral) of the other party as investment  advice or as a  recommendation  to enter into the  Transaction:  it being  understood that information and  explanations  related  to the  terms and  conditions  of the  Transaction  shall not be considered  investment  advice  or a  recommendation  to  enter  into  the  Transaction.  No communication  (written  or oral)  received  from the other  party  shall be deemed to be an assurance or guarantee as to the expected  results of the Transaction.  Notwithstanding  the foregoing,  in the case of Counterparty,  it has entered into this  Transaction  pursuant to the direction received by it pursuant to the Pooling and Servicing Agreement.

(B)      ASSESSMENT  AND  UNDERSTANDING.  It is capable of assessing  the merits of and  understanding  (on its own behalf or through independent  professional advice), and understands and accepts, the terms, conditions and risks of the Transaction.  It is also capable of assuming,  and assumes,  the risks of the Transaction.

(C)      STATUS OF  PARTIES.  The other  party is not acting as a  fiduciary  for or an adviser to it in respect of the Transaction.

(D)      SEVERABILITY.  If any term,  provision,  covenant,  or condition  of this  Agreement,  or the  application thereof to any party or circumstance,  shall be held to be illegal, invalid or unenforceable
                       (in whole or in part)  for any  reason,  the  remaining  terms,  provisions,  covenants  and conditions  hereof  shall  continue in full force and effect as if this  Agreement  had been executed with the illegal,  invalid or  unenforceable  portion  eliminated,  so long as this
                       Agreement  as so modified  continues  to express,  without  material  change,  the  original intentions  of the parties as to the subject  matter of this  Agreement  and the deletion of such portion of this Agreement  will not  substantially  impair the  respective  benefits or expectations  of the  parties to this  Agreement.  The parties  shall  endeavor to engage in good faith negotiations to replace any illegal,  invalid or unenforceable  term,  provision, covenant or condition with a valid or enforceable  term,  provision,  covenant or condition, the economic  effect of which comes as close as possible to that of the illegal,  invalid or unenforceable term, provision, covenant or condition.

(E)      PURPOSE.  It is entering into the  Transaction  for the purposes of hedging its assets or  liabilities  or in connection with a line of business.

(F)      ELIGIBLE  CONTRACT  PARTICIPANT  REPRESENTATION.  It is an  "eligible  contract  participant"  within  the meaning of Section 1(a)(12) of the Commodity Exchange Act, as amended,  including as amended by the Commodity Futures Modernization Act of 2000.

vii)     Other Provisions.

(a)      FULLY-PAID  PARTY  PROTECTED.  Notwithstanding  the terms of Sections 5 and 6 of the  Agreement if Party B has  satisfied  in  full  all  of  its  payment  obligations  under  Section  2(a)(i)  of the
                      Agreement,  then unless Party A is required pursuant to appropriate  proceedings to return to
                      Party B or otherwise  returns to Party B upon demand of Party B any portion of such  payment,
                      (a) the  occurrence of an event  described in Section 5(a) of the  Agreement  with respect to
                      Party B shall not  constitute an Event of Default or Potential  Event of Default with respect to Party B as the  Defaulting  Party and (b) Party A shall be entitled to  designate an Early
                      Termination  Event  pursuant to Section 6 of the Agreement  only as a result of a Termination
                      Event set forth in either Section  5(b)(i) or Section  5(b)(ii) of the Agreement with respect to Party A as the  Affected  Party or Section  5(b)(iii)  of the  Agreement  with  respect to
                      Party A as the Burdened  Party.  For purposes of the  Transaction to which this  Confirmation relates,  Party B's only  obligation  under  Section  2(a)(i) of the  Agreement is to pay the
                      Fixed Amount on the Fixed Rate Payer Payment Date.

(b)      PROCEEDINGS.  Party A shall not  institute  against or cause any other  person to  institute  against,  or join any other person in instituting  against,  Party B, or the trust formed  pursuant to the
                      Pooling Agreement,  any bankruptcy,  reorganization,  arrangement,  insolvency or liquidation proceedings,  or other  proceedings  under any federal or state  bankruptcy,  dissolution  or similar law, for a period of one year and one day following  indefeasible  payment in full of the Certificates.

(c)      S&P  SUBSTITUTION  EVENT.  It shall be a "S&P  Substitution  Event" if Party A has a  Long-Term  Rating of
                      less than "BBB-" or a Short-Term  Rating of less than "A-3," if  applicable,  by S&P. In such case, Party A must,  within 10 days from such S&P Substitution  Event (while  collateralizing any Exposure to Party B),  transfer this  Transaction at Party A's sole cost and expense,  in whole,  but not in part,  to a  counterparty  that  satisfies  the Rating  Agency  Condition.
                      Failure to comply with this provision shall be an Additional  Termination  Event with Party A as the sole Affected Party.

(d)      If a RATINGS  EVENT (as defined  below) occurs with respect to Barclays,  then  Barclays  shall at its own expense,  subject to the Rating Agency Condition (as defined below),  (unless, within 30 days of such  Ratings  Event,  each of S&P and Moody's has  reconfirmed  the rating of the Class A
                      Certificates  and the Class M  Certificates  which was in  effect  immediately  prior to such
                      Ratings  Event) (i) assign this  Transaction  hereunder  to a third party within (30) days of such  Ratings  Event that meets or  exceeds,  or as to which any  applicable  credit  support provider  meets or exceeds,  the  Approved  Ratings  Thresholds  (as defined  below) on terms substantially  similar to this  Confirmation  or (ii) within (30) days of such Ratings Event, deliver  collateral in accordance  with a Credit Support Annex (as defined in the Pooling and
                      Serving  Agreement)  or (iii)  establish any other  arrangement  that meets the Rating Agency
                      Condition.  For the  avoidance  of doubt,  both  parties  agree that  Barclays  shall only be required to post  collateral  pursuant to the terms of a Credit  Support Annex for the period
                      (the  "Collateral  Requirement  Period") during which Barclays' Rating Event is continuing or until  a  replacement  is in  place.  Once  the  Collateral  Requirement  Period  has  ended,
                      Counterparty's  Custodian  shall return any such  Eligible  Collateral to Barclays as soon as reasonably  practicable  and to the extent such  Collateral  has not already  been applied in accordance  with this  Agreement,  including the Credit Support  Annex.  For purposes of this
                      Transaction,  a "Ratings  Event"  shall  occur with  respect to Barclays  (or any  applicable credit support provider),  if its short-term  unsecured and unsubordinated  debt ceases to be rated  at  least  "A-1"  by S&P  and at  least  "P-1"  by  Moody's  Investors  Service,  Inc.
                      ("Moody's")  (including  in  connection  with  a  merger,   consolidation  or  other  similar
                      transaction  by Barclays or any  applicable  credit  support  provider)  such  ratings  being
                      referred  to  herein  as  the  "Approved  Ratings  Thresholds,"   (unless,   within  30  days
                      thereafter,  each of Moody's and S&P has  reconfirmed the ratings of the Class A Certificates and the  Class  M  Certificates,  as  applicable,  which  were in  effect  immediately  prior thereto).  "Rating Agency Condition"  means,  with respect to any particular  proposed act or omission to act  hereunder  that the party  acting or failing to act must consult with any of the Rating Agencies then providing a rating of the  Certificates  and receive from the Rating
                      Agencies a prior written  confirmation  that the proposed  action or inaction would not cause a downgrade or withdrawal of the then-current rating of the Certificates.

(e)      ADDITIONAL  TERMINATION  EVENTS.  Additional  Termination  Events  will  occur if a Ratings
                      Event has occurred and Party A has not complied  with (e) above;  in such event an Additional
                      Termination  Event shall have  occurred with respect to Party A and Party A shall be the sole
                      Affected Party with respect to such Additional Termination Event.

(f)      EXPENSES.  Notwithstanding  anything to the  contrary  in Section  11,  Party B shall not be required to reimburse Party A for any of Party A's  out-of-pocket  expenses incurred by Party
                      A related to its enforcement of Party A's rights hereunder.

(g)      AFFILIATES.  Each of Party A and Party  shall be deemed to have no  "Affiliates"  as such term is  defined under the Agreement.

(h)      TRANSFER.  Notwithstanding  anything to the contrary herein,  no transfer  (including,  but not limited to transfers under Section 7 or otherwise) shall be made unless the  transferring  party obtains a  written  acknowledgment  from  each of the  Rating  Agencies  that,  notwithstanding  such transfer, the then-current ratings of the Certificates will not be reduced or withdrawn.

(i)      SET-OFF.  Notwithstanding  any  provision of this  Agreement or any other  existing or future  agreements, each of Party A and Party B irrevocably  waives as to itself any and all  contractual  rights it may have to set off,  net,  recoup or  otherwise  withhold  or  suspend or  condition  its payment or  performance  of any  obligation to the other party under this  Agreement  against any  obligation  of one party  hereto to the  other  party  hereto  arising  outside  of this
                      Agreement.  The  provisions  for set-off set forth in Section  6(e) of this  Agreement  shall not apply for purposes of this Transaction.

(j)      GROSS UP.  Section  2(d)(i)(4)  shall not apply to Party B as X, and Section  2(d)(ii)  shall not apply to
                      Party B as Y,  such  that  Party B  shall  not be  required  to pay  any  additional  amounts referred to therein.
(k)      AMENDMENTS.  The  parties  are  prohibited  from  amending  the cap  agreement  (including  the ISDA Form, scheduled  items,  confirmation  and  collateral  assignment  of cap  agreement)  without the consent of any Pledgee and Rating Agency Condition.
(l)      COLLATERAL  ASSIGNMENT.  Notwithstanding  Section 7  of the ISDA  Form,  Party A agrees  that  Party B may collaterally  assign (a  "Collateral  Assignment")  all or a portion of the  Transaction to a bank,  investment bank,  insurance  company,  trustee in connection with a securitization  of the loan to which the  Transaction  relates,  or other  institutional  lender or branch of an institutional  lender organized under the laws of the United States or any state therein,  or any  affiliate or designee of any of the foregoing (a  "Pledgee"),  as security for financing provided to Party B by such a Pledgee.  In connection with any Collateral  Assignment,  Party
                      A agrees that it will execute any separate  consent  reasonably  requested by Party B and its
                      Pledgee,  including,  without  limitation,  a consent  pursuant  to which  Party A will agree
                      (i) not to recognize  instructions  or directions from the Party B and only to recognize such instructions  or  directions  from  such  Pledgee,  and  (ii) that  all  payments  by Party A hereunder  will be made  directly  to such  Pledgee and not to the Party B. Party A and Party
                      B agree to enter into such additional  documentation as is reasonably  required to accomplish the foregoing and to accomplish such Collateral Assignment.

                  (l)  LIMITATION OF LIABILITY.  It is expressly  understood  and agreed by the parties hereto that
                      (a) this Agreement is executed and delivered by JPMorgan Chase Bank, N.A.  ("JPMorgan"),  not individually  or  personally  but solely as the  trustee  for Party B in the  exercise of the powers and authority  conferred and vested in it, (b) the  representations,  undertakings and agreements  herein  made on the  part of  Party  B are  made  and  intended  not as  personal representations,  undertakings  and  agreements by JPMorgan but are made and intended for the purpose  of  binding  only  Party B, (c)  nothing  herein  contained  shall be  construed  as creating any  liability  on JPMorgan,  individually  or  personally,  to perform any covenant either expressed or implied  contained  herein,  all such liability,  if any, being expressly waived by the parties who are  signatories to this  Agreement and by any person  claiming by, through or under such  parties  and (d) absent its  willful  misconduct  or gross  negligence with  respect  to its  obligations  under  the  Pooling  and  Servicing  Agreement,  under no circumstances  shall  JPMorgan be liable for the payment of any  indebtedness  or expenses of
                      Party B or be liable for the breach or failure of any  obligation,  representation,  warranty or covenant made or undertaken by Party B under this Agreement.

The time of dealing will be confirmed by Barclays  upon  written  request.  Barclays is regulated by the  Financial
Services Authority.  Barclays is acting for its own account in respect of this Transaction.

Please  confirm that the foregoing  correctly sets forth all the terms and conditions of our agreement with respect to the  Transaction  by responding  within three (3) Business Days by promptly  signing in the space provided below and  both  (i)  faxing  the  signed  copy to  Incoming  Transaction  Documentation,  Barclays  Capital  Global  OTC
Transaction   Documentation   &   Management,   Global   Operations,   Fax  +(44)   20-7773-6810/6857,   Tel  +(44)
20-7773-6901/6904/6965,  and (ii)  mailing  the signed  copy to Barclays  Bank PLC, 5 The North  Colonnade,  Canary
Wharf,  London E14 4BB, Attention of Incoming  Transaction  Documentation,  Barclays Capital Global OTC Transaction
Documentation  &  Management,  Global  Operation.  Your failure to respond  within such period shall not affect the validity or  enforceability  of the  Transaction  against you. This facsimile  shall be the only  documentation  in respect of the Transaction and accordingly no hard copy versions of this  Confirmation for this  Transaction  shall be provided unless the Counterparty requests.

For and on behalf of                                    For and on behalf of
BARCLAYS BANK PLC                                       RAMP SERIES 2006-RZ4 TRUST

                                                        BY:  JPMORGAN CHASE BANK, N.A., NOT IN ITS INDIVIDUAL
                                                        CAPACITY BUT SOLELY AS TRUSTEE

Name:                                                   Name:
Title:                                                  Title:
Date:                                                   Date:

Barclays Bank PLC and its  Affiliates,  including  Barclays  Capital Inc.,  may share with each other  information, including  non-public credit information,  concerning its clients and prospective  clients. If you do not want such information  to be shared,  you must write to the Director of Compliance,  Barclays Bank PLC, 200 Park Avenue,  New
York, NY 10166.

SCHEDULE A to the Confirmation dated as of September 25, 2006
Re: Reference Number 1378375B

    PERIOD START DATE            PERIOD END DATE                  NOTIONAL AMOUNT (USD)

       25-Sep-2006                 25-Oct-2006                        851,783,160.06
       25-Oct-2006                 25-Nov-2006                        842,569,406.24
       25-Nov-2006                 25-Dec-2006                        831,116,225.18
       25-Dec-2006                 25-Jan-2007                        817,436,796.38
       25-Jan-2007                 25-Feb-2007                        801,560,845.56
       25-Feb-2007                 25-Mar-2007                        783,535,100.32
       25-Mar-2007                 25-Apr-2007                        763,424,036.11
       25-Apr-2007                 25-May-2007                        741,309,997.32
       25-May-2007                 25-Jun-2007                        717,293,403.46
       25-Jun-2007                 25-Jul-2007                        691,509,587.95
       25-Jul-2007                 25-Aug-2007                        664,627,063.64
       25-Aug-2007                 25-Sep-2007                        638,740,382.71
       25-Sep-2007                 25-Oct-2007                        613,820,888.55
       25-Oct-2007                 25-Nov-2007                        589,832,188.51
       25-Nov-2007                 25-Dec-2007                        566,739,368.66
       25-Dec-2007                 25-Jan-2008                        544,508,829.72
       25-Jan-2008                 25-Feb-2008                        523,108,236.44
       25-Feb-2008                 25-Mar-2008                        502,506,472.82
       25-Mar-2008                 25-Apr-2008                        482,673,606.61
       25-Apr-2008                 25-May-2008                        463,580,804.40
       25-May-2008                 25-Jun-2008                        445,200,331.83
       25-Jun-2008                 25-Jul-2008                        427,505,497.99
       25-Jul-2008                 25-Aug-2008                        410,470,616.08
       25-Aug-2008                 25-Sep-2008                        394,089,337.57
       25-Sep-2008                 25-Oct-2008                        378,318,071.42
       25-Oct-2008                 25-Nov-2008                        363,134,097.96
       25-Nov-2008                 25-Dec-2008                        348,515,449.96
       25-Dec-2008                 25-Jan-2009                        334,440,985.25
       25-Jan-2009                 25-Feb-2009                        320,890,355.48
       25-Feb-2009                 25-Mar-2009                        307,844,156.78
       25-Mar-2009                 25-Apr-2009                        295,283,359.62
       25-Apr-2009                 25-May-2009                        283,189,810.36
       25-May-2009                 25-Jun-2009                        271,546,049.23
       25-Jun-2009                 25-Jul-2009                        260,335,271.64
       25-Jul-2009                 25-Aug-2009                        249,543,317.21
       25-Aug-2009                 25-Sep-2009                        239,179,002.63
       25-Sep-2009                 25-Oct-2009                        242,733,367.96
       25-Oct-2009                 25-Nov-2009                        233,780,109.68
       25-Nov-2009                 25-Dec-2009                        225,158,612.06
       25-Dec-2009                 25-Jan-2010                        216,856,523.61
       25-Jan-2010                 25-Feb-2010                        208,861,599.91
       25-Feb-2010                 25-Mar-2010                        201,167,778.67
       25-Mar-2010                 25-Apr-2010                        193,758,698.18
       25-Apr-2010                 25-May-2010                        186,623,754.34
       25-May-2010                 25-Jun-2010                        179,752,755.17
       25-Jun-2010                 25-Jul-2010                        173,135,882.48
       25-Jul-2010                 25-Aug-2010                        166,763,785.99
       25-Aug-2010                 25-Sep-2010                        160,627,432.31
       25-Sep-2010                 25-Oct-2010                        154,717,910.27
       25-Oct-2010                 25-Nov-2010                        149,026,789.05
       25-Nov-2010                 25-Dec-2010                        143,545,969.09
       25-Dec-2010                 25-Jan-2011                        138,267,631.17
       25-Jan-2011                 25-Feb-2011                        133,184,252.53
       25-Feb-2011                 25-Mar-2011                        128,288,689.34
       25-Mar-2011                 25-Apr-2011                        123,573,883.46
       25-Apr-2011                 25-May-2011                        119,033,127.86
       25-May-2011                 25-Jun-2011                        114,659,966.48
       25-Jun-2011                 25-Jul-2011                        110,448,179.79
       25-Jul-2011                 25-Aug-2011                        106,392,396.02
       25-Aug-2011                 25-Sep-2011                        102,478,320.12
       25-Sep-2011                 25-Oct-2011                         98,708,808.77
       25-Oct-2011                 25-Nov-2011                         95,078,497.58
       25-Nov-2011                 25-Dec-2011                         91,582,223.23
       25-Dec-2011                 25-Jan-2012                         88,215,013.69
       25-Jan-2012                 25-Feb-2012                         84,972,080.69

                                                                                            EXECUTION COPY

                Copyright(C)1994 by International Swaps and Derivatives Association, Inc.

                                                  ISDA(R)

                          International Swaps and Derivatives Association, Inc.

                                           CREDIT SUPPORT ANNEX

                                             to the Schedule to the
                                  ISDA Master Agreement deemed entered into
                                         dated as of September 25, 2006
                                                      between

                 BARCLAYS BANK PLC                               RAMP  SERIES  2006-RZ4   TRUST,   ACTING  THROUGH
                                                                 JPMORGAN  CHASE BANK,  N.A. NOT IN ITS INDIVIDUAL
                                                                 CAPACITY  BUT SOLELY AS TRUSTEE  FOR THE  BENEFIT
                                                                 OF RAMP SERIES 2006-RZ4 TRUST
                                                        and

                    ("Party A")                                    ("Party B")

This Annex supplements,  forms part of, and is subject to, the above-referenced  Agreement, is part of its
Schedule and is a Credit Support Document under this Agreement with respect to each party.

PARAGRAPH 13.

(a)      SECURITY INTEREST FOR "OBLIGATIONS".  The term "OBLIGATIONS" as used in this Annex includes the following additional obligations:

                  With respect to Party A: None.

                  With respect to Party B: None.

(b)      CREDIT SUPPORT OBLIGATIONS.

        (i)      DELIVERY AMOUNT, RETURN AMOUNT AND CREDIT SUPPORT AMOUNT.

(A)      "DELIVERY  AMOUNT" has the meaning  specified in  Paragraph  3(a) , except that the words "upon a demand made by the Secured  Party on or  promptly  following a Valuation  Date"
                           shall be  deleted  and  replaced  with the words  "not  later than the close of business on the next Local Business Day following a Valuation Date"; and

(B)      "RETURN AMOUNT" has the meaning specified in Paragraph 3(b).

(C)      "CREDIT SUPPORT  AMOUNT".  shall not have the meaning  specified in Paragraph 3(b) and,  instead, will have the following meaning:

                           "Credit  Support  Amount" means,  (a) for any Valuation Date on which a Ratings
                           Event (as defined in the  Agreement) has occurred and is continuing and Party A has not  otherwise  complied  with Part  5(a) of this  Agreement,  the  Secured
                           Party's Modified Exposure for that Valuation Date.

        (ii)     ELIGIBLE  CREDIT  SUPPORT.  On any date,  the  following  items will qualify as "ELIGIBLE  CREDIT
                  SUPPORT" for each party:

                                                                                            VALUATION
                                                                                            PERCENTAGE
(A)      cash in U.S Dollars                                                                100%
(B)      negotiable debt obligations issued after 18 July 1984 by the U.S. Treasury         98.0%
                           Department having a residual maturity on such date of less than 1 year (with local and foreign currency issuer ratings of
                           Moody's Aa2 and S&P AA or above)
(C)      negotiable debt obligations issued after 18 July 1984 by the U.S. Treasury         To Be Determined
                           Department having a residual maturity on such date equal to or greater than 1 year but less than 5 years (with local and
                           foreign currency issuer ratings of Moody's Aa2 and S&P AA or above)
(D)      negotiable debt obligations issued after l8 July 1984 by the U.S. Treasury         To Be Determined
                           Department having a residual maturity on such date equal to or greater than 5 years but less than 10 years (with local and foreign currency issuer ratings of Moody's Aa2 and S&P AA or above)
(E)      negotiable debt obligations of the Government National Mortgage Association, the   To Be Determined
                           Federal National Mortgage Association, the Federal Home Loan
                           Mortgage Corporation, the Student Loan Marketing Association
                           or a Federal Home Loan Bank (all entities rated Moody's Aal and S&P AA+ or above) with a residual maturity on such date equal to or greater than 1 year but less than 3 years.
(F)      negotiable debt obligations of the Government National Mortgage Association, the   To Be Determined
                           Federal National Mortgage Association, the Federal Home Loan
                           Mortgage Corporation, the Student Loan Marketing Association
                           or a Federal Home Loan Bank (all entries rated Moody's Aa 1 and S&P AA+ or above) with a residual maturity on such date equal to or greater than 3 years but less than 5 years.
(G)      negotiable debt obligations of the Government National Mortgage Association, the   To Be Determined
                           Federal National Mortgage Association, the Federal Home Loan
                           Mortgage Corporation, the Student Loan Marketing Association
                           or a Federal Home Loan Bank (all entries rated Moody's Aal and
                           S&P AA+ or above) with a residual maturity on such date equal to or greater than 5 years but less than 7 years.
(H)      negotiable debt obligations of the Government National Mortgage Association, the   To Be Determined
                           Federal National Mortgage Association, the Federal Home Loan
                           Mortgage Corporation, the Student Loan Marketing Association
                           or a Federal Home Loan Bank (all entries rated Moody's Aal and
                           S&P AA+ or above) with a residual maturity on such date equal to or greater than 7 years but less than 10 years.

         For the  avoidance  of doubt,  where  negotiable  debt  obligations  are rated by only one of the above relevant  rating  agencies,  the rating applied will be based on the rating of that agency.
         Notwithstanding  the foregoing,  the Eligible  Collateral  referenced above may only be posted if
         S&P has assigned a rating to such Eligible Collateral.

         Where the ratings of the  relevant  agencies  differ  with  respect to the same  negotiable  debt obligation, the lower of the ratings shall apply.

         In addition,  upon a Ratings Event,  Party A shall agree the Valuation  Percentage in relation to
         (C) through (H) above with the  relevant  rating  agency,  which shall be S&P,  Moody's and Fitch
         (to the extent  such  ratings  agency has  provided  a rating for the  underlying  Certificates);
         provided,  however,  that if Party A is required to post  collateral in accordance with the terms of this  Agreement  it shall  post  only  (A) and (B)  above  until  such  time as the  Valuation
         Percentages are agreed.

        (iii)    OTHER ELIGIBLE SUPPORT.  Such Other Eligible Support as the Pledgor may designate;  provided,  at the expense of the Pledgor,  the prior written  consent of the relevant  rating  agency, which shall be S&P,  Moody's and Fitch (to the extent such  ratings  agency has provided a  rating  for  the  underlying  Certificates)),  shall  have  been  obtained.  For  the avoidance  of doubt there are no items  which  qualify as Other  Eligible  Support as of the date of this Annex.

       iv)     Thresholds.

(A)      "INDEPENDENT AMOUNT" means zero.

(B)      "THRESHOLD" means for Party A:

1.       infinity,  unless  (i) a  Ratings  Event  occurs  and is  continuing  and  (ii)  Party  A has not otherwise  complied  with  PART  5(A)  of  this  Agreement,  then  its
                                    Threshold shall be zero, or

2.       in the event that Party A has otherwise  complied with Part 5(a)of this Agreement,  its Threshold shall continue to be infinity.

                           "THRESHOLD" means, for Party B: infinity

(C)      "MINIMUM  TRANSFER  AMOUNT"  means USD 100,000,  provided,  however,  with respect to the Secured
                           Party at any time  when the  Secured  Party  is a  Defaulting  Party,  "Minimum
                           Transfer Amount" means zero.

(D)      ROUNDING: The Delivery Amount and the Return Amount will not be rounded.

(c)      VALUATION AND TIMING.

        (i)      "VALUATION AGENT" means Party A.  The valuation agent's calculations shall be made in accordance with market practices using commonly accepted third party sources such as
                  Bloomberg or Reuters.

        (ii)     "VALUATION DATE" means each Local Business Day which, if treated as a Valuation Date, would result in a Delivery Amount or Return Amount.

        (iii)    "VALUATION  TIME"  means the close of business  in the city of the  Valuation  Agent on the Local
                  Business Day before the Valuation Date or date of calculation,  as applicable,  provided that the  calculations of Value and Exposure will be made as of  approximately  the same time on the same date.

        (iv)     "NOTIFICATION TIME" means 11:00 a.m., New York time, on a Local Business Day.

(d)      CONDITIONS  PRECEDENT AND SECURED PARTY'S RIGHTS AND REMEDIES.  The following  Termination  Event will be a "SPECIFIED  CONDITION" for the party  specified (that party being the Affected Party if the Termination Event occurs with respect to that party):  None.

(e)      SUBSTITUTION.

        (i)      "SUBSTITUTION DATE" has the meaning specified in Paragraph 4(d)(ii).

        (ii)     CONSENT.  Not applicable.

(f)      DISPUTE RESOLUTION.

        (i)      "RESOLUTION  TIME" means 1:00 p.m. New York time on the Local  Business Day following the date on which the notice of the dispute is given under Paragraph 5.

                  VALUE.  For the  purpose of  Paragraphs  5(i)(C)  and 5(ii),  on any date,  the Value of
                  Eligible Credit Support will be calculated as follows:

                  For Eligible Credit Support comprised of cash, the amount of such cash.

                  For Eligible Collateral comprising  securities;  the sum of (a)(x) the last bid price on such date for such  securities on the principal  national  securities  exchange on which such  securities are listed,  multiplied by the applicable  Valuation  Percentage or (y)
                  where any such  securities  are not listed on a national  securities  exchange,  the bid price  for such  securities  quoted  as at the  close of  business  on such  date by any principal market maker for such securities chosen by the Valuation Agent,  multiplied by the applicable  Valuation Percentage or (z) if no such bid price is listed or quoted for such date,  the last bid price listed or quoted (as the case may be), as of the day next preceding  such date on which such prices were  available;  multiplied by the applicable
                  Valuation  Percentage;  plus (b) the accrued interest on such securities  (except to the extent  that such  interest  shall have been paid to the Pledgor  pursuant to  Paragraph
                  6(d)(ii) or included in the applicable  price referred to in subparagraph  (a) above) as of such date.

        (ii)     ALTERNATIVE.  The provisions of Paragraph 5 will apply; provided that the obligation of the appropriate party to deliver the undisputed amount to the other party will not arise prior to the time that would otherwise have applied to the Transfer pursuant to, or deemed made, under Paragraph 3 if no dispute had arisen.

(g)      Holding and Using Posted Collateral.

        (i)      ELIGIBILITY TO HOLD POSTED COLLATERAL; CUSTODIANS.

                  Party B is not and will not be entitled to hold Posted  Collateral.  Party B's Custodian will be entitled to hold Posted  Collateral  pursuant to Paragraph  6(b);  provided that the  Custodian  for Party B shall be the same banking  institution  that acts as Trustee for the Certificates (as defined in the Pooling and Servicing Agreement) for Party B.

                  Initially,  the  Custodian for Party B is : to be advised in writing by Party B to Party
                  A.

        (ii)     USE OF  POSTED  COLLATERAL.  The  provisions  of  Paragraph  6(c)  will  not  apply  to  Party B;
                  therefore,  Party B will not have any of the rights specified in Paragraph  6(c)(i) or 6
                  (c)(ii);  provided,  however,  that the Trustee shall invest Cash Posted Credit  Support in such  investments  as designated  by Party A, with losses (net of gains)  incurred in respect of such investments to be for the account of Party A.

(h)      DISTRIBUTIONS AND INTEREST AMOUNT.

        (i)      INTEREST  RATE.  The  "INTEREST  RATE"  will be the rate  earned on Cash  Posted  Credit  Support pursuant to clause (g)(ii) above.

        (ii)     TRANSFER  OF  INTEREST  AMOUNT.  The  Transfer  of the  Interest  Amount  will  be  made  on each
                  Distribution Date.

        (iii)    ALTERNATIVE TO INTEREST AMOUNT. The provisions of Paragraph 6(d)(ii) will not apply.

(i)      ADDITIONAL REPRESENTATION(S).

                  There are no additional representations by either party.

(j)      OTHER ELIGIBLE SUPPORT AND OTHER POSTED SUPPORT.

        (i)      "VALUE" with respect to Other  Eligible  Support and Other Posted Support shall have such meaning as the parties shall agree in writing from time to time.

        (ii)     "TRANSFER"  with  respect to Other  Eligible  Support and Other  Posted  Support  shall have such meaning as the parties shall agree in writing from time to time.

(k)      DEMANDS AND NOTICES.

         All demands,  specifications  and notices  under this Annex will be made  pursuant to the Notices
         Section of this Agreement, save that any demand, specification or notice:

        (i)      shall be given to or made at the following addresses:

         If to Party A:

                         5 The North Colonnade
                         Canary Wharf
                         London E14 4BB, England
                         Attention:  Swaps Documentation
                         Facsimile No.:  0207-773-6857/6858
                         Telephone No.:  0207-773-6915/6904

         with a copy to:

                         General Counsel's Office
                         200 Park Avenue
                         New York, N.Y. 10166

         Notices to Party A shall not be deemed effective unless delivered to the London address set forth above.

         If to Party B:

                           As set forth in part 4(a) of the Schedule

         or at such other address as the relevant party may from time to time designate by giving notice
         (in accordance with the terms of this paragraph) to the other party;

        (ii)      shall (unless  otherwise  stated in this Annex) be deemed to be effective at the time such notice is  actually  received  unless  such  notice is  received  on a day which is not a Local
                  Business  Day or after the  Notification  Time on any Local  Business Day in which event such notice shall be deemed to be effective on the next succeeding Local Business Day.

(l)      ADDRESS FOR TRANSFERS.

         Party B:  To be notified by Party B to Party A at the time of the request for Transfer.

(m)      OTHER PROVISIONS.

        (i)       ADDITIONAL DEFINITIONS.  As used in this Annex:

                  "LOCAL  BUSINESS  DAY"  means:  (i) any day on  which  commercial  banks  are  open  for business  (including  dealings in foreign  exchange  and foreign  currency  deposits) in
                  London,  New York and the  location of the  Trustee,  and (ii) in relation to a Transfer of Eligible  Credit  Support,  a day on which the clearance  system  agreed  between the parties  for the  delivery  of  Eligible  Credit  Support  is open  for  acceptance  and execution  of  settlement  instructions  (or in the case of a Transfer  of Cash or other
                  Eligible  Credit  Support for which  delivery is  contemplated  by other means, a day on which  commercial banks are open for business  (including  dealings for foreign exchange and foreign deposits) in New York and such other places as the parties shall agree).

        (ii)      HOLDING  COLLATERAL.  The Secured  Party shall cause any  Custodian  appointed  hereunder to open and  maintain a  segregated  account  and to hold,  record and  identify  all the Posted
                  Collateral  in such  segregated  account  and,  subject to Paragraph  8(a),  such Posted
                  Collateral  shall at all times be and remain the  property  of the  Pledgor and shall at no time  constitute the property of, or be commingled  with the property of, the Secured
                  Party or the Custodian.

        (iii)     AGREEMENT  AS  TO  SINGLE   SECURED  PARTY  AND  PLEDGOR.   Party  A  and  Party  B  agree  that,
                  notwithstanding  anything to the contrary in this Annex,  (a) the term  "Secured  Party"
                  as used in this Annex means only Party B, (b) the term  "Pledgor"  as used in this Annex means only Party A, (c) only  Party A makes the  pledge  and grant in  Paragraph  2, the acknowledgement  in the final  sentence of  Paragraph  8(a) and the  representations  in
                  Paragraph  9 and (d) Party A shall  have no  obligations  under  this  Annex  other than during a Collateral Requirement Period.

        (iv)      FORM OF ANNEX.  The parties  hereby  agree that the text of the body of this Annex is intended to be the printed  form of ISDA Credit  Support  Annex  (Bilateral  Form - ISDA  Agreements
                  Subject to New York Law  version) as  published  and  copyrighted  by the  International
                  Swaps and Derivatives Association, Inc.

        (v)       EXPOSURE.  The Parties agree that in the event of a Ratings Event  relating to an action taken by
                  S&P,  the  Valuation  Agent  shall  internally  verify its  calculation  of the  Secured
                  Party's  Exposure by reporting  its  calculation  thereof to S&P on a weekly  basis.  In addition,  in the case where the long term  unubordinated  and unsecured debt of Party A ceases tobe rated at least BBB+ by S&P,  the  Valuation  Agent shall  externally  verify its  calculation  of the  Secured  Party's  Exposure  by  seeking  two  quotations  from
                  Reference  Market-makers  at the end of each month  (such  quotations  being for amounts payable as described in the  definition of "Market  Quotations"  in the Agreement  where the date on which  such  quotations  are  sought is the Early  Termination  Date and the
                  Transaction   entered  into   pursuant  to  the   Agreement  is  the  only   Termination
                  Transaction).  In the case where external  verification  of the Exposure  calculation is required,  the  Valuation  Agent must (i) obtain at least two such  quotations  (ii) may not obtain the  quotations  referred to above from the same  Reference  Market-maker  in excess of four times during any 12 month period.  Furthermore,  the Exposure  valuations should  reflect  the  higher  of two bids from  Reference  Market-makers  that  would be eligible  and  willing to provide  the market  quotation  in the  absence of the current provider  and (iii) must submit to S&P the two bids  provided by external  parties.  The collateral  requirement  should be based on the  greater of the  internal  and  external verifications.  In the event the  verification  procedures set forth above indicate that there is a deficiency in the amount of Eligible  Collateral  that has been posted to the
                  Secured  Party,  the Pledgor shall post the amount of Eligible  Collateral  necessary to cure such deficiency to the Secured Party within three Local Business Days.

        (vi)      EXPENSES.   Notwithstanding  Paragraph  10,  the  Pledgor  will  be  responsible  for,  and  will reimburse the Secured  Party for, all transfer and other taxes and other costs  involved in the transfer of Eligible Collateral.

         (vii)     ADDITIONAL DEFINITIONS.  As used in this Annex:

                   "RATINGS EVENT" means a "Ratings Event" (as defined in the Agreement).

                  "MODIFIED  EXPOSURE"  means,  for any Valuation  Date, an amount equal to the greater of
                  (a) the sum of  Secured  Party's  Exposure  for that  Valuation  Date plus the  Notional
                  Volatility Buffer and (b) zero.

                   "NOTIONAL  VOLATILITY  BUFFER" as determined by the Valuation Agent for any date, means the  outstanding  Notional  Amount of the  Transaction  on such date  multiplied  by the relevant percentage for such date as set out in the table below on such date.

                  ------------------------------- ------------------ ------------------------------
                                                  Less than or       Less than or equal to
                                                  equal to 5         10 years but greater
                                                  years to           than 5 years to
                  Party A S&P Rating on           Termination        Termination Date of
                  such date                       Date of the        the Transaction
                                                  Transaction

                  ------------------------------- ------------------ ------------------------------
                  ------------------------------- ------------------ ------------------------------
                  Short Term Rating of A-2        3.25%              4.00%
                  ------------------------------- ------------------ ------------------------------
                  ------------------------------- ------------------ ------------------------------
                  Short Term Rating of A-3        4.00%              5.00%
                  ------------------------------- ------------------ ------------------------------
                  ------------------------------- ------------------ ------------------------------
                  Long Term Rating of BB+ or      4.50%              5.75%
                  lower
                  ------------------------------- ------------------ ------------------------------

         IN  WITNESS   WHEREOF,   the  parties  have  executed   this  Annex  by  their  duly   authorized
representatives as of the date of the Agreement.

BARCLAYS BANK PLC                                            RAMP SERIES 2006-RZ4 TRUST

                                                             BY:  JPMORGAN CHASE BANK, N.A., NOT IN ITS INDIVIDUAL
                                                             CAPACITY BUT SOLELY AS TRUSTEE

By:   _____________________________                          By:____________________________________
      Name:                                                        Name:
      Title:                                                       Title:
        Date:                                                      Date: